UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 28, 2023

Luna Innovations Incorporated
(Exact name of registrant as specified in its charter)

301 1st Street SW, Suite 200
Roanoke, VA 24011
(Address of principal executive offices, including zip code)
540-769-8400
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	LUNA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth Company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 28, 2023, in connection with the new Securities and Exchange Commission rules regarding universal proxy cards, recent changes to the General Corporation Law of Delaware (the “DGCL”) and a periodic review of the bylaws of Luna Innovations Incorporated (the “Company”), the Board of Directors of the Company (the “Board”) adopted amended and restated bylaws of the Company (the “Amended and Restated Bylaws”), effective immediately. The Amended and Restated Bylaws, among other things:

•update the procedures and disclosure requirements, in line with market practice, for the nomination of director nominees for election at meetings of stockholders to address the adoption of rules and regulations of the U.S. Securities and Exchange Commission regarding universal proxy cards set forth in Rule 14a-19 under the Securities Exchange Act of 1934, as amended;

•revise the procedures and disclosure requirements set forth in the advance notice bylaw provisions, in line with market practice, including requiring additional information, representations and disclosures from proposing stockholders, proposed nominees and other persons related to a stockholder’s solicitation of proxies;

•update the procedures with respect to stockholder list availability, in line with recent amendments to the DGCL;

•update certain provisions to clarify the Company’s ability to conduct meetings by means of remote communication;

•add an emergency bylaw provision to provide clarity and authority to directors and certain officers during an emergency situation that would otherwise prevent a quorum of the board of directors or a board of directors committee from being achieved;

•remove certain outdated and inapplicable provisions; and

•make various other updates, including ministerial and conforming changes.

The foregoing summary of, and the description of the revisions to, the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)Exhibits.

Exhibit	Description

3.1	Amended and Restated Bylaws of Luna Innovations Incorporated
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Luna Innovations Incorporated

By:	/s/ Scott A. Graeff
Scott A. Graeff President and Chief Executive Officer
Date: March 6, 2023